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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 to all references to Ryder Scott Company, L.P. and/or the reports prepared by Ryder Scott Company, L.P. in the Annual Report on Form 10-K of Spinnaker Exploration Company for the year ended December 31, 2000 and to the reference to our firm as experts in this Registration Statement on Form S-3.

                                             /s/ RYDER SCOTT COMPANY, L.P.

October 25, 2001